UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2010 (July 7, 2010)

LIFE HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-53327 (Commission File Number)	68-0652656 (IRS Employer Identification No.)

315 Post Road, 2nd Floor, Westport, Connecticut, 06880
 (Address of principal executive offices and Zip Code)

(203) 226-5900
Registrant’s telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Officer

On July 7, 2010, John Grippo, the Registrant’s Chief Financial Officer notified the Registrant that he was resigning.  In his resignation, he stated that his resignation was a personal decision and that he had no disagreements with the Registrant’s accounting policies or practices.  The Registrant appointed David Khazak as the new Chief Financial Officer.  Mr. Khazak had previously been the Registrant Assistant Chief Financial Officer and was already designated as their Principal Accounting Officer.

Item 9.01 Financial Statements and Exhibits N/A

9.01 (d) Exhibits

Exhibit Number	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE HEALTHCARE, INC.
July 9, 2010	By: /s/ Martin C. Licht Martin C. Licht Chairman and Executive Vice President